Exhibit 10.2

Execution Copy

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is dated November 15, 2005, by AJUTA INTERNATIONAL PTY. LTD., an Australian company, as Trustee of Hypatia Trust, a trust created under the laws of Victoria, Australia (“Seller”), and EPIQ SYSTEMS, INC., a Missouri corporation (“EPIQ”).

RECITALS:

1.             Seller is the sole shareholder of nMatrix, Inc., a Delaware corporation (“nMatrix U.S.”) and nMatrix Australia Pty. Ltd., an Australian company (“nMatrix Australia”).  nMatrix Australia is in turn the sole shareholder of nMatrix Ltd., a United Kingdom company (“nMatrix U.K.,” nMatrix U.S., nMatrix Australia and nMatrix U.K. are herein collectively called the “nMatrix”);

2.             Seller has agreed to sell to EPIQ and EPIQ has agreed to purchase from Seller, all of the issued and outstanding shares of capital stock of nMatrix U.S. and of nMatrix Australia (collectively, the “Acquired Shares”), all on the terms and subject to the conditions set forth in a Stock Purchase Agreement between Seller and EPIQ dated the date hereof (the “Purchase Agreement”).

3.             Pursuant to the Purchase Agreement, EPIQ will issue to Seller, Seller’s nominee or the Escrow Agent referred to below an aggregate of 1,228,501 shares of common stock, $0.01 par value, of EPIQ (the “EPIQ Shares”) as payment of a portion of the consideration for the purchase of the Acquired Shares by EPIQ.

4.             Pursuant to an Escrow Agreement dated the date hereof (the “Escrow Agreement”) among Seller, EPIQ and Wells Fargo Bank, N.A., as escrow agent (the “Escrow Agent”), Seller has deposited 245,700 of the EPIQ Shares with the Escrow Agent to be held in accordance with the terms of the Escrow Agreement.

5.             This Agreement is being entered into by EPIQ in accordance with the Purchase Agreement to provide for certain registration rights of Seller with respect to the EPIQ Shares and to provide limited price protection to Seller with respect to certain sales of the EPIQ Shares by Seller, all in accordance with the terms of this Agreement.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth below, the parties hereto agree as follows:

1.             DEFINITIONS.  As used in this Agreement, the following terms have the following meanings:

“EPIQ Shelf Registration” has the meaning given that term in Section 3(a) of this Agreement.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, or any other similar U.S. federal statute, and the rules and regulations of the SEC thereunder, as may be in effect from time to time.

“Prospectus” means the prospectus included in the Registration Statement, as amended or supplemented by any prospectus supplement (including any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by the Registration Statement), and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in the Prospectus.

“Registrable Shares” means (a) the EPIQ Shares issued to Seller pursuant to the Purchase Agreement, whether held by Seller, by any nominee on behalf of Seller or by the Escrow Agent under the Escrow Agreement, and (b) any shares of capital stock issued or issuable, from time to time, upon any reclassification, share combination, share subdivision, stock split, share dividend, merger, consolidation or similar transaction or event or otherwise as a distribution on, in exchange for or with respect to the EPIQ Shares, in each case held at the relevant time by Seller.

“Registration Period” means the period not exceeding, the earlier of (i) the second anniversary of the date of this Agreement, (ii) the date on which Seller may sell all the EPIQ Shares then held by Seller without restriction by the volume limitations of Rule 144(e) of the Securities Act, or (iii) when all Registrable Shares held by Seller have been sold (A) pursuant to a registration statement, (B) to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of the sale.

“Registration Statement” means the EPIQ Shelf Registration, the Seller Shelf Registration, or both the EPIQ Shelf Registration and the Seller Shelf Registration, and for purposes of Section 6 includes any final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement.

“Sale Price” has the meaning given that term in Section 13 of this Agreement.

“Securities Act” means the U.S. Securities Act of 1933, as amended, or any similar U.S. federal statue, and the rules and regulations of the SEC thereunder, as may be in effect from time to time.

“Seller Shelf Registration” has the meaning given that term in Section 2(a) of this Agreement.

“Selling Expense” means all underwriting discounts and selling commissions and stock transfer fees and taxes applicable to the sale of the Registrable Shares, and all fees and expenses of counsel and advisors to Seller or any affiliate of Seller.  If Seller uses an underwriter for purposes of any sale of Registrable Shares under Section 2, Selling Expenses will also include all expenses of the underwriter and all expenses of EPIQ directly related to the participation of an underwriter in the offering, including incremental legal and accounting costs of EPIQ to satisfy any customary requirements of the underwriter.

“Selling Stockholder” for purposes of Section 6 means Seller and any affiliate of Seller.

“Share Price” means $20.35, determined as set forth in the Purchase Agreement, subject to adjustment after the date hereof to give effect to any reclassification, share combination, share subdivision, stock split, share dividend, merger, consolidation or similar transaction or event or otherwise as a distribution on, in exchange for or with respect to the EPIQ Shares.

“Suspension” has the meaning given that term in Section 5(b) of this Agreement.

“Suspension Notice” has the meaning given that term in Section 5(b) of this Agreement.

“untrue statement” for purposes of Section 6 includes any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement or Prospectus a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

2.             REGISTRATION; REGISTRATION PROCEDURES.  EPIQ shall:

(a)           subject to receipt of necessary information from Seller, prepare and file with the SEC, as soon as practicable after March 1, 2006, but not later than April 15, 2006, a registration statement (the “Seller Shelf Registration”) on Form S-3 or any other available form to enable the resale of the Registrable Shares by Seller, Seller’s nominee and the Escrow Agent on a delayed or continuous basis under Rule 415 of the Securities Act, provided, however, that EPIQ will not be responsible for any delay beyond the control of EPIQ in the filing of the Seller Shelf Registration due to delay in the preparation of audited financial statements of nMatrix required to be filed with the SEC in accordance with Form 8-K;

(b)           use its best efforts to cause the Registration Statement to become effective as soon as reasonably practicable after the filing of the Registration Statement;

(c)           use its best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith and take all such other actions as may be necessary to keep the Registration Statement current and effective during the Registration Period;

(d)           promptly furnish to Seller with respect to the Registrable Shares registered under the Registration Statement that number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses (in electronic form) in conformity with the requirements of the Securities Act and such other documents as Seller may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares by Seller;

(e)           promptly take such action as may be necessary to qualify, or obtain, an exemption for the Registrable Shares under such of the state securities laws of United States jurisdictions as is necessary to qualify, or obtain an exemption for, the sale of the Registrable Shares in states specified in writing by Seller; provided, however, that EPIQ shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f)            advise Seller, within two business days by e-mail, fax or other type of communication, and, if requested by such person, confirm such advice in writing:  (i) after it receives notice or obtains knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, or any other order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of the Registrable Shares under state securities or “blue sky” laws; and it will promptly use its best efforts to prevent the issuance of any stop order or other order or to obtain its withdrawal at the earliest possible moment if such stop order or other order should be issued; (ii) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective; and (iii) after EPIQ receives notice or obtains knowledge of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading; and

(g)           otherwise use its best efforts to comply with all applicable rules and regulations of the SEC that could affect the sale of the Registrable Shares; and

(h)           use its best efforts to cause all Registrable Shares to be listed on the Nasdaq National Market or any other securities exchange or market, if any, on which equity securities issued by EPIQ are then listed.

3.             EPIQ SHELF REGISTRATION.

(a)           If EPIQ (i) proposes to file a registration statement to enable the sale of shares of common stock by EPIQ on a delayed or continuous basis under Rule 415 of the Securities Act (the “EPIQ Shelf Registration”), and (ii) proposes to immediately after the effectiveness of the EPIQ Shelf Registration to sell common stock pursuant to the EPIQ Shelf Registration to or through an underwriter or placement agent (whether a firm commitment underwriting, a best efforts underwriting or a placement to institutional investors), EPIQ will notify Seller no less than 15 days prior to the filing of the EPIQ Shelf Registration and offer to include the Registrable Shares then held by Seller in the EPIQ Shelf Registration.  Seller will have 5 days after receipt of written notice of EPIQ’s intention to file the EPIQ Shelf Registration to elect to include the Registrable Shares in the EPIQ Shelf Registration.

(b)           If Seller elects to include Registrable Shares in the EPIQ Shelf Registration, EPIQ will take all steps specified in Section 2(b) through (h) with respect to the EPIQ Shelf Registration as EPIQ is otherwise required to take with respect to the Seller Shelf Registration.

(c)           If EPIQ proposes to sell shares of common stock for EPIQ’s account under the EPIQ Shelf Registration through an underwriter or placement agent, EPIQ will, to the extent permitted by the underwriter or placement agent, include some or all the Registrable Shares held by Seller in the offering by the underwriter or placement agent on behalf of EPIQ.  If any proposed distribution under the EPIQ Shelf Registration will be by or through a placement agent or underwriter, the right of Seller to participate in the distribution will be subject to the following conditions:  (i) Seller enters into, and perform its obligations under, an underwriting agreement in customary form with the managing underwriter selected for the underwriting; (ii) during the course of the public offering or institutional placement, Seller cooperates with EPIQ and takes such actions as are customarily required by underwriters in those circumstances; (iii) during the period that the Registration Statement is effective, Seller makes no other distribution of Registrable Shares; and (iv) if the underwriters for the public offering of securities of EPIQ so request in writing of Seller and certain officers and directors of EPIQ, Seller agrees not to sell any EPIQ common stock held by Seller (other than Registrable Shares being registered in the offering), without the consent of the underwriters, for a period of not less than the period during which the requested officers of EPIQ agree not to effect such sales.  If EPIQ is advised in writing in good faith by any managing underwriter of the common stock being offered in a public offering or institutional placement that the number of shares of common stock proposed to be offered is greater than the amount that can be offered without adversely affecting the offering, EPIQ may, at its sole discretion, reduce the number of Registrable Shares included in the offering, it being understood that the securities to be included in the offering will first be allocated to EPIQ and then pro rata among Seller and any other stockholders seeking to include securities in the offering.

4.             SELLER OBLIGATIONS.

(a)           In connection with the filing of either Registration Statement, Seller will furnish to EPIQ as expeditiously as possible, such documents or information with respect to itself and the proposed sale or distribution of the Registrable Shares, as is reasonably necessary in order to assure compliance of U.S. federal and applicable state securities laws.  In addition, as a condition to any proposed sale or distribution of the Registrable Shares, Seller agrees that, in connection with any proposed sale or distribution of Registrable Shares, Seller will comply with applicable prospectus delivery requirements, and that such shares of Registrable Shares will be sold or distributed in accordance with the method of sale set forth in the Registration Statement.

(b)           Seller will promptly notify EPIQ in writing of any changes in the information set forth in the Registration Statement regarding Seller or its plan of distribution.

(c)           Provided that a Suspension is not then in effect, Seller may sell Registrable Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of the Registrable Shares.

(d)           Upon each sale of Registrable Shares by Seller under the Registration Statement, Seller must also deliver to EPIQ’s transfer agent, with a copy to EPIQ, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Registrable Shares may be properly transferred.

(e)           So long as any affiliate of Seller is an officer or employee of EPIQ or any direct or indirect subsidiary of EPIQ, Seller will sell Registrable Shares only in accordance with the terms of EPIQ’s policy on insider trading.

5.             SUSPENSION.

(a)           Except in the event that subsection (b) below applies, EPIQ will, at all times during the Registration Period, promptly (i) prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide Seller copies of any documents filed pursuant to Section 2 or 3; and (iii) inform Seller that EPIQ has complied with its obligations in Section 2 or 3 (or that, if EPIQ has filed a post-effective amendment to the Registration Statement that has not yet been declared effective, EPIQ will notify Seller to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify Seller pursuant to Section 2 or 3 when the amendment has become effective).

(b)           Subject to subsection (c) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by EPIQ of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance that necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then EPIQ will deliver a certificate in writing to Seller (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of a Suspension Notice, Seller will refrain from selling any Registrable Shares pursuant to the Registration Statement (a “Suspension”) until Seller receives a copy of a supplemented or amended Prospectus prepared and filed by EPIQ, or until it is advised in writing by EPIQ that the current Prospectus may be used, and has received a copy of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus.  In the event of any Suspension, EPIQ will use its best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to Seller.

(c)           Seller will not be prohibited by the foregoing subsections from selling Registrable Shares under the Registration Statement as a result of Suspensions on more than two occasions (for two separate suspension events) of not more than 30 days each in any 12-month period.

6.             INDEMNIFICATION.

(a)           EPIQ agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages, liabilities or expenses to which a Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement or Prospectus, (ii) any failure by EPIQ to fulfill any undertaking included in the Registration Statement, or (iii) any breach of any representation, warranty or covenant made by EPIQ in this Agreement, and EPIQ will promptly reimburse the Selling Stockholder for any reasonable legal or other expenses incurred in investigating, defending or preparing to defend, settling, compromising or paying any such action, proceeding or claim.  EPIQ shall not, however, be liable in any such case to the extent that such loss, claim, damage, liability or expense arises solely out of, or is based solely upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to EPIQ by the Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of the Selling Stockholder to comply with its covenants and agreements contained in Section 4 hereof respecting sale of the Registrable Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to Seller at least three business days prior to the pertinent sale or sales by Seller.  In no event shall EPIQ be liable to any Selling Stockholder for any consequential damages, including lost profits, solely with respect to losses, claims, damages, liabilities or expenses to which such Selling Stockholder may become subject arising out of, or based upon, any breach of any representation, warranty or covenant made by EPIQ in this Agreement.

(b)           Seller agrees to indemnify and hold harmless EPIQ (and each person, if any, who controls EPIQ within the meaning of Section 15 of the Securities Act, each officer of EPIQ who signs the Registration Statement and each director of EPIQ) from and against any losses, claims, damages, liabilities or expenses to which EPIQ (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise solely out of, or are based solely upon, (i) any failure to comply with, or breach of, the representations, covenants and agreements contained in Section 2 or 3 respecting sale of the Registrable Shares, or (ii) any untrue statement of a material fact contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by Seller specifically for use in preparation of the Registration Statement.  In no event shall Seller be liable in any such case for any untrue statement in any Registration Statement or Prospectus if such statement has been corrected in writing by Seller and delivered to EPIQ at least three business days prior to the pertinent sale or sales by Seller), and Seller will reimburse EPIQ (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend, settling, compromising or paying any such action, proceeding or claim. Notwithstanding the foregoing, (x) Seller’s aggregate liability pursuant to this subsection (b) and subsection (d) shall be limited to the net amount received by Seller from the sale of the Registrable Shares, and (y) Seller shall not be liable to EPIQ for any consequential damages, including lost profits, solely with respect to losses, claims, damages, liabilities or expenses to which EPIQ (or any officer, director or controlling person as set forth above) may become subject (under the Securities Act or otherwise), arising out of, or based upon, any failure to comply with the covenants and agreements contained in Section 2 or 3 respecting sale of the Registrable Shares.

(c)           Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 6 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action) or from any liability otherwise than under this Section 6.  Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person.  After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided further, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties.  In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld.  No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(d)           If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of EPIQ on the one hand and Seller on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by EPIQ on the one hand or an Investor on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement.  EPIQ and Seller each agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if Seller and its affiliates were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), Seller shall not be required to contribute any amount in excess of the net amount received by Seller from the sale of the Registrable Shares.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  Seller’s obligations in this subsection to contribute are several in proportion to their sales of Registrable Shares to which such loss relates and not joint.

(e)           The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 6, and are fully informed regarding said provisions.

7.             RULE 144.  For a period of two years following the date hereof, EPIQ agrees to:

(a)           comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about EPIQ;

(b)           use its best efforts to file with the SEC in a timely manner all reports and other documents required of EPIQ under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements); and

(c)           furnish to Seller upon request (i) a written statement by EPIQ as to its compliance with the requirements of said Rule 144(c) and the reporting requirements of the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of EPIQ, and (iii) such other publicly-filed reports and documents of EPIQ as Seller may reasonably request to avail itself of any similar rule or regulation of the SEC allowing it to sell any such securities without registration.

8.             EXPENSES.

(a)           EPIQ will pay all expenses in connection with the registration of Registrable Shares effected by EPIQ pursuant to Section 2 or 3 other than Selling Expenses.  Seller will pay all Selling Expenses.

(b)           The expenses in connection with the registration of Registrable Shares effected by EPIQ pursuant to Section 2 or 3 include all expenses incurred by EPIQ in complying with Section 2 or 3, including all registration and filing fees, printing expenses, fees in connection with the listing of the Registrable Shares with any securities exchange, fees and disbursements of counsel to EPIQ and independent public accountants for EPIQ, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars; provided however, that expenses payable by EPIQ with respect to counsel for Seller shall be limited to not more than $15,000 in fees (plus reasonable out-of-pocket expenses) of one special counsel for Seller, who shall be reasonably acceptable to EPIQ.  The terms of this Section 8 shall not require either party to pay any charges or amounts for routine internal costs incurred by the other party in carrying out the transfers contemplated in this Agreement.

9.             TERMINATION.  The obligations of EPIQ under this Agreement expire and terminate upon end of the Registration Period.

10.          PRICE PROTECTION FOR CERTAIN SALES OF EPIQ SHARES.  If and to the extent that Seller sells EPIQ Shares pursuant to the Registration Statement at a per share price (before commissions and other transaction expenses, the “Sale Price”) lower than the Share Price, then EPIQ will pay to Seller an amount in cash equal to the number of EPIQ Shares sold by Seller multiplied by the difference between the Share Price minus the Sale Price.  The foregoing price protection will terminate permanently, and will no longer be effective, as of the close of business on the date that is after any 15 trading days on which the Stockholder may lawfully sell Shares under the Registration Statement and the last sale price for EPIQ’s common stock on the Nasdaq National Market, or any other national securities exchange or automated quotation system on which EPIQ common stock is then traded, has been equal to or greater than the Share Price.  Any trading day on which (i) a Suspension in accordance with Section 5 is in effect, or (ii) Seller is restricted from selling Registrable Shares under the terms of EPIQ’s insider trading policy, as then in effect, will not be counted for purposes of computing the 15 trading days in the preceding sentence.

11.          MISCELLANEOUS.

(a)           Representations and Warranties.  The representations and warranties related to authentication, execution, delivery and enforceability of this Agreement set forth in the Stock Purchase Agreement are incorporated herein by reference.

(b)           Binding Effect.  This Agreement is binding upon and will inure to the benefit of the respective successors and assigns of the parties, whether so expressed or not.

(c)           No Assignment.  Seller may not assign this Agreement or any of the rights or obligations hereunder without the express prior written consent of EPIQ.

(d)           Notice.  All notices, requests, consents or other communications required pursuant to this Agreement shall be in writing and shall be delivered personally, mailed by certified or registered mail (return receipt requested), or sent by facsimile addressed as follows:

if to EPIQ:

EPIQ Systems, Inc.

501 Kansas Avenue

Kansas City, Kansas  66105-1309

Fax:  (913) 621-7281

Attention:  Executive Vice President and CFO

with a copy to:

Gilmore & Bell, P.C.

2405 Grand Boulevard, Suite 1100

Kansas City, Missouri  64108-2521

Fax:  (816) 221-1018

Attention:  Richard M. Wright, Jr.

if to Seller:

Ajuta International Pty. Ltd.,
as Trustee of Hypatia Trust

c/o Wedlake Bell
52 Bedford Road
London WC1R 4LR

Fax:  (44)(207) 395-3100

Attention:  Barry Wetherill

with a copy to:

Wormser, Kiely, Galef & Jacobs LLP

825 Third Avenue

New York, New York  10022

Fax:  (212) 687-5703

Attention:  Keith M. Pinter, Esq.

or, to such other address as may be given pursuant to this subsection (d).

(e)           Governing Law.  This Agreement is governed and construed in accordance with the laws of the State of New York (irrespective of its choice of law principles).

(f)            Amendment.  This Agreement may be amended only by a written amendment signed by both EPIQ and Seller.  The failure of a party to enforce any right set forth in this Agreement, or granted at law or in equity, will in no way be construed to be a waiver of such right, or affect the validity of this Agreement or any part thereof, or the right thereafter to enforce each and every provision of this Agreement.

(g)           Unenforceable Provision.  If any provision of this Agreement is held to be illegal, invalid, or unenforceable, that provision will be severed from this Agreement and will not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement.

(h)           Counterparts.  This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original and all of which together will constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

EPIQ SYSTEMS, INC.

By:	/s/ Christopher E. Olofson
Christopher E. Olofson,
President and Chief Operating Officer

AJUTA INTERNATIONAL PTY. LTD.

By:	/s/ Ira B. Stechel
Printed Name: Ira B. Stechel
Title: Attorney In Fact

EXHIBIT A

CERTIFICATE OF SUBSEQUENT SALE

Wells Fargo Bank, N.A.

Shareholder Services

161 North Concord Exchange

South St. Paul, Minnesota  55075

RE:                              Sale of Shares of Common Stock of EPIQ Systems, Inc. (the “Company”) pursuant to EPIQ’s Registration Statement on Form S-3 dated                                                    (the “Registration Statement”)

Ladies and Gentlemen:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of EPIQ included in the table of Selling Stockholders in the Registration Statement, that the undersigned has sold the shares pursuant to the Registration Statement and in a manner described under the caption “Plan of Distribution” in the Registration Statement and that such sale complies with all applicable securities laws, including, the Registration Statement delivery requirements of the Securities Act of 1933, as amended.

Selling Stockholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Restricted Stock Certificate No.(s):

Number of Shares Sold:

Date of Sale:

If you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for the excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND.  Further, you should place a stop transfer on your records with regard to such certificate.

Very truly yours,

Dated:	AJUTA INTERNATIONAL PTY. LTD.

By:
Printed Name:
Title:

cc:	EPIQ Systems, Inc.
Attention: Chief Financial Officer

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